Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2018
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. ASC 820 describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value, which are the following:

●	Level 1–Pricing inputs are quoted prices available in active markets for identical assets or liabilities as of the reporting date.

●	Level 2–Pricing inputs are quoted for similar assets or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes assets or liabilities valued at quoted prices adjusted for legal or contractual restrictions specific to these investments.

●	Level 3–Pricing inputs are unobservable for the assets or liabilities; that is, the inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Management believes the carrying amounts of the short-term financial instruments, including cash and cash equivalents, prepaid expense and other assets, accounts payable, accrued liabilities, notes payable, deferred compensation, and other liabilities reflected in the accompanying balance sheets approximate fair value at September 30, 2018, and December 31, 2017, due to the relatively short-term nature of these instruments.

We account for derivative liability at fair value, on a recurring basis under level 3 at September 30, 2018 (See Note 9).